DISCONTINUED OPERATIONS	6 Months Ended
Jun. 30, 2013
Discontinued Operations [Abstract]
DISCONTINUED OPERATIONS
3. DISCONTINUED OPERATIONS

In March 2013, the VLCC Mayfair was sold for net proceeds of $16.9 million. The vessel was delivered to its new owner in April 2013. The Company recorded an impairment loss of $5.3 million in the three months ended March 31, 2013 and a gain on sale of $31,000 in the three months ended June 30, 2013 in connection with this vessel. The impairment loss is equal to the difference between the carrying value and the estimated fair value of the vessel. Amounts recorded in respect of discontinued operations in the three and six months ended June 30, 2013 and June 30, 2012 are as follows;

	Three months ended June 30,		Six months ended June 30,
(in thousands of $)	2013	2012	2013	2012
Operating revenues	—	9,053	—	18,639
Net gain on sale of vessel	31	—	31	—
Impairment loss on vessel	—	—	(5,342)	—
Net (loss) income	(356)	202	(6,868)	962